UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 18, 2004


                           NEW YORK HEALTH CARE, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


             NEW YORK                    1-12451               11-2636089
             --------                    -------               ----------
   (State or other jurisdiction        (Commission         (I.R.S. Employer
         of incorporation)             File Number)       Identification No.)



1850 McDonald Avenue Brooklyn, New York                          11223
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code: (718) 375-6700
                                                    --------------
  (Former name or former address, if changed since last report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  - (b) Not Applicable

         (c)  Exhibits.

         99.1 New York Health Care, Inc. Press Release dated May 18,2004.

Item 12. Results of Operations and Financial Condition

On May 18, 2004, we issued a press release to report our financial results for the quarter ended March 31, 2004. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The information contained in this report and the attached press release is "furnished" but not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          NEW YORK HEALTH CARE, INC.
                          (Registrant)


                          By:   /s/  Jacob Rosenberg
                             ------------------------------------------
                                    Jacob Rosenberg
                             Vice President and Chief Financial Officer


Date:  May 18, 2004


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